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                                                                Exhibit 10.14.23

02.24.00

            FIRST AMENDMENT TO SHORT TERM REVOLVING CREDIT AGREEMENT

            THIS FIRST AMENDMENT TO SHORT TERM REVOLVING CREDIT AGREEMENT, dated as of February 25, 2000 (this "Amendment"), by and among XL Capital Ltd, XL Insurance Ltd, XL Mid Ocean Reinsurance Ltd, as Borrowers and Guarantors (the "Borrowers"), X.L. America, Inc., a Delaware corporation ("XL America" and, collectively with the Borrowers, the "XL Parties"), Mellon Bank, N.A., as Administrative Agent (the "Administrative Agent"), The Chase Manhattan Bank, as Syndication Agent (the "Syndication Agent"), and the banks listed on the signature pages hereto (collectively, the "Banks").

                              W I T N E S S E T H:

            WHEREAS, the Borrowers, the Banks, the Administrative Agent and the Syndication Agent are parties to a Short Term Revolving Credit Agreement, dated as of June 30, 1999 (the "Credit Agreement"), pursuant to which the Banks have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrowers; and

            WHEREAS, XL America is a subsidiary of XL Capital and of XL Insurance and the XL Parties desire that XL America become a Borrower under the Credit Agreement;

            WHEREAS, the XL Parties have requested the Banks to make certain additional changes to the Credit Agreement;

            WHEREAS, the Banks are willing to amend the Credit Agreement as set forth below; and

            WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement;

            NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

            SECTION 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

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            (a) Section 1.01 of the Credit Agreement is hereby amended by adding thereto, in appropriate alphabetical sequence, the following definitions:

                        "Asset Accumulation Lien" means a Lien on amounts
                  received, and on actual and imputed investment income on such amounts received, relating and identified to specific insurance payment liabilities or to liabilities arising in the ordinary course of any Borrower's or Subsidiary's business as an insurance or reinsurance company or corporate member of Lloyd's or as a provider of financial services or contracts, or the proceeds thereof, in each case held in a segregated trust or other account and securing such liabilities; provided, that in no case shall an Asset Accumulation Lien secure Indebtedness and any Lien which secures Indebtedness shall not be an Asset Accumulation Lien.

                              "Borrowers" shall mean XL Capital, XL Insurance,
                  XL Mid Ocean and XL America and "Borrower" shall mean any one of them.

                              "Total Adjusted Funded Debt" shall have the
                  meaning given that term in Section 6.06 hereof.

                              "XL America" shall mean X.L. America, Inc., a
                  Delaware corporation and an indirect wholly-owned subsidiary of XL Capital.

            (b) The definition of the term "Total Exposure" appearing in Section
      1.01 of the Credit Agreement is hereby amended by adding thereto, immediately following the phrase "to XL Insurance," appearing therein, the phrase "to XL America,".

            (c) Section 2.03(a) of the Credit Agreement is hereby amended by adding thereto, immediately following the phrase "to XL Insurance," appearing therein, the phrase "to XL America,".


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            (d) Section 2.06(a) of the Credit Agreement is hereby amended by adding thereto, immediately following the phrase "to XL Insurance," appearing therein, the phrase "XL America,".

            (e) Section 5.01 of the Credit Agreement is hereby amended by adding at the end thereof a new paragraph (j) thereof to read as follows:

                              (j) Information Regarding Asset Accumulation
                  Liens. At the time of furnishing each certificate furnished pursuant to paragraph (c) of this Section 5.01, a statement, certified as true and correct by a principal financial officer of XL Capital, setting forth on a consolidated basis for XL Capital and its consolidated Subsidiaries as of the end of the fiscal year or quarter to which such certificate relates (A) the aggregate book value of assets which are subject to Asset Accumulation Liens and the aggregate book value of liabilities which are secured by Asset Accumulation Liens (it being understood that the reports required by paragraphs (a) and (b) of this Section 5.01 shall satisfy the requirement of this clause (A) of this paragraph (j) if such reports set forth separately, in accordance with GAAP, line items corresponding to such aggregate book values) and (B) a calculation showing the portion of each of such aggregate amounts which portion is attributable to transactions among wholly-owned Subsidiaries of XL Capital.

            (f) Section 6.03 of the Credit Agreement is hereby amended by deleting the period at the end of paragraph (f) thereof and replacing it with the phrase "; or" and by adding at the end of such Section a new paragraph (g) to read as follows:

                              (g) Asset Accumulation Liens.

            (g) Section 6.06 of the Credit Agreement is hereby amended to read as follows:


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                              6.06. Ratio of Total Adjusted Funded Debt to
                  Consolidated Capital. XL Capital will not permit its ratio of
                  (i) Total Adjusted Funded Debt to (ii) the sum of Total Adjusted Funded Debt plus Consolidated Net Worth to be greater than 0.35 at any time. As used herein, the term "Total Adjusted Funded Debt" shall mean, at any time, the sum of (x) Total Funded Debt at such time plus (y) the aggregate undrawn face amount of all letters of credit (as to which reimbursement obligations are not secured by marketable securities with a value at least equal to the face amount of such letters of credit) issued for the account of, or guaranteed by, XL Capital or any of its consolidated Subsidiaries at such time (irrespective of whether the beneficiary thereof is an Affiliate).

            (h) Section 7.01(h) of the Credit Agreement is amended by adding thereto, immediately after the phrase "voting shares of capital stock", the phrase "of XL America,".

            (i) Section 9.07 of the Credit Agreement is hereby amended by adding thereto, immediately after the phrase "as the agent for" appearing in the last sentence thereof, the phrase "XL America,".

            SECTION 2. Addition of XL America as Borrower. XL America hereby agrees to become and be a Borrower under, and as defined in, the Credit Agreement (as amended hereby) and agrees to be bound by the terms of the Credit Agreement (as so amended) as a Borrower.

            SECTION 3. Conditions to Effectiveness. This First Amendment shall become effective upon the execution and delivery hereof by the XL Parties, the Required Banks and the Administrative Agent, provided, however, that no Loans under the Credit Agreement as amended hereby shall be made to XL America until
(i) all the Banks have executed this Amendment or have otherwise consented in writing to XL America becoming a Borrower under the Credit Agreement as amended hereby and (ii) the following additional conditions shall have been fulfilled on or prior to a date (prior to March 31, 2000) designated in writing to the Administrative Agent by XL Capital (the "XL America Amendment Date"):


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            (a) Proceedings and Incumbency. There shall have been delivered to the Administrative Agent with sufficient copies for each Bank a certificate with respect to XL America in form and substance satisfactory to the Administrative Agent dated on or about the XL America Amendment Date and signed on behalf of XL America by its Secretary or an Assistant Secretary, certifying as to: (a) true copies of all corporate action taken by XL America relative to this Amendment and the other Loan Documents applicable to it and (b) the names, true signatures and incumbency of the officer or officers of XL America authorized to execute and deliver this Amendment and the other Loan Documents applicable to it. Each Bank may conclusively rely on such certificates unless and until a later certificate revising the prior certificate has been furnished to such Bank.

            (b) Organizational Documents. There shall have been delivered to the Administrative Agent with sufficient copies for each Bank (i) certified copies of the certificate of incorporation and by-laws for XL America and
      (ii) a certificate of good standing for XL America certified by the Secretary of State of Delaware.

            (c) Opinions of Counsel. There shall have been delivered to the Administrative Agent with sufficient copies for each Bank a written opinion addressed to the Banks, dated on or about the XL America Amendment Date, of Cahill Gordon & Reindel, the Borrowers' U.S. counsel, in form satisfactory to the Administrative Agent, which is substantially to the effects (insofar as XL America is concerned), but with reference to this Amendment and the Credit Agreement as amended hereby, set forth in the opinions delivered by counsel to the Borrowers on the Closing Date.

            (d) Details, Proceedings, Notes and other Documents. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and each Bank shall have received all such counterpart originals or certified or other copies of the Loan Documents (including a Note issued by XL America for each Bank in substantially the form of Exhibit A-1 to the Credit Agreement, with appropriate changes) and such other documents and proceedings in connection with such transactions, in form and substance


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      satisfactory to it, as the Administrative Agent or any Bank have reasonably requested.

            (e) Expenses. The Borrowers shall have paid all expenses and other compensation to be paid by them hereunder on or prior to the XL America Amendment Date.

            (f) Representation and Warranties. The representations and warranties contained in Article III of the Credit Agreement shall be true on and as of the XL America Amendment Date with the same effect as though made on and as of the XL America Amendment Date, after giving effect to this First Amendment (it being understood that references in such Article III to the Credit Agreement shall be deemed for this purpose to be references to this First Amendment and to the Credit Agreement as amended hereby) and the Administrative Agent shall have received a certificate of XL Capital and, insofar as is applicable to it, XL America, to such effect.

            SECTION 4. Effect of Amendment. The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

            SECTION 5. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

            SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                    XL INSURANCE LTD
                                       as Borrower and as Guarantor


                                    By: /s/ Christopher Coelho
                                        ----------------------------------------
                                    Title: Chief Financial Officer
                                           -------------------------------------


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                                    XL MID OCEAN REINSURANCE LTD,
                                      as Borrower and as Guarantor


                                    By: /s/ Henry C.V.Keeling
                                        ----------------------------------------
                                    Title: President & CEO
                                           -------------------------------------


                                    XL CAPITAL LTD,
                                      as Borrower and as Guarantor


                                    By: /s/ Brian M. O'Hara
                                        ----------------------------------------
                                    Title: President & CEO
                                           -------------------------------------


                                    X.L. AMERICA, INC.
                                      as Borrower


                                    By: /s/ Richard H. Miller
                                        ----------------------------------------
                                    Title: Chief Financial Officer
                                           -------------------------------------


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                                    MELLON BANK, N.A., as a Bank
                                      and as Administrative Agent


                                    By: /s/ Karla Maloof
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    THE CHASE MANHATTAN BANK, as a
                                      Bank and as Syndication Agent


                                    By: /s/ Donald Rands
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    THE BANK OF NOVA SCOTIA, as a Bank


                                    By: /s/ John Hopmans
                                        ----------------------------------------
                                    Title: Managing Director
                                           -------------------------------------


                                    CITIBANK, N.A., as a Bank


                                    By: /s/ Michael Taylor
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------


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                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                      as a Bank


                                    By: /s/ Sebastian Rocco
                                        ----------------------------------------
                                    Title: Senior Vice President
                                           -------------------------------------

                                    By: ________________________________________
                                    Title: _____________________________________


                                    DEUTSCHE BANK AG, NEW YORK OR CAYMAN
                                      ISLANDS BRANCHES,
                                      as a Bank


                                    By: /s/ John S. McGill
                                        ----------------------------------------
                                    Title: Director
                                           -------------------------------------


                                    By: ________________________________________
                                    Title: _____________________________________


                                    BANK OF AMERICA, N.A.,
                                      as a Bank


                                    By: /s/ Debra Basler
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    THE BANK OF BERMUDA LIMITED,
                                      as a Bank


                                    By: /s/
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------


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                                    BANQUE NATIONALE DE PARIS,
                                      as a Bank


                                    By: /s/ Phil Truesdale
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    By: /s/
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    FLEET NATIONAL BANK, as a Bank


                                    By: /s/ Anson Harris
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    STATE STREET BANK AND TRUST
                                      COMPANY, as a Bank


                                    By: /s/ Edward M. Anderson
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    ROYAL BANK OF CANADA,
                                    as a Bank


                                    By: /s/
                                        ----------------------------------------
                                    Title: Senior Manager
                                           -------------------------------------


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